UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

BROADWAY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5055 Wilshire Boulevard, Suite 500, Los Angeles, California		90036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (323) 634-1700

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share (including attached preferred stock purchase rights)	BYFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01          Completion of Acquisition or Disposition of Assets

On April 1, 2021, Broadway Financial Corporation (“Broadway”) completed its previously announced merger transaction with CFBanc Corporation (“CFBanc”) pursuant to the Agreement and Plan of Merger dated as of August 25, 2020, as amended by Amendment No. 1 thereto dated January 14, 2021, by and between Broadway and CFBanc (the “Merger Agreement”).

Pursuant to the Merger Agreement, on April 1, 2021 (the “Effective Time”): (1) CFBanc merged with and into Broadway (the “Merger”), with Broadway continuing as the surviving entity in the Merger (the “Surviving Entity”); (2) each share of CFBanc’s Class A Common Stock, par value $0.50 per share (the “CFBanc Class A Common Stock”), and Class B Common Stock, par value $0.50 per share (the “CFBanc Class B Common Stock” and, together with the CFBanc Class A Common Stock, the “CFBanc Common Stock”), issued and outstanding immediately prior to the Effective Time were converted, respectively, into 13.626 validly issued, fully paid and nonassessable shares of the Broadway Class A Common Stock, par value $0.01 per share (“Broadway Class A Common Stock”), and Broadway Class B Common Stock, par value $0.01 per share (“Broadway Class B Common Stock” and, together with the Broadway Class A Common Stock, the “Broadway Common Stock”); (3) each share of Fixed Rate Cumulative Redeemable Perpetual Preferred Stock, Series B, par value $0.50 per share, of CFBanc (“CFBanc Preferred Stock”) issued and outstanding immediately prior to the Effective Time were converted into one validly issued, fully paid and non-assessable share of Broadway’s Fixed Rate Cumulative Redeemable Perpetual Preferred Stock, Series A (the “Broadway Preferred Stock” and, together with the Broadway Common Stock, the “Broadway Stock”), the terms of which are more fully described in the amended and restated certificate of incorporation of the Surviving Entity which was attached as Exhibit A to the Certificate of Merger filed with the Secretary of State of the State of Delaware on March 23, 2021, and effective as of the Effective Time, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference; and (4) immediately following the Merger, Broadway Federal Bank, f.s.b., a wholly owned subsidiary of Broadway (“Broadway Bank”), merged with and into City First Bank of D.C., National Association, a wholly owned subsidiary of CFBanc (“City First Bank”) (the “Bank Merger”), with City First Bank continuing as the surviving entity (the “Surviving Bank”). The Merger Agreement also provides that, subject to the terms and conditions of the Merger Agreement, cash will be paid in lieu of the issuance of fractional shares of Company Stock.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary,  does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Form 8-K filed by Broadway Financial Corporation on August 26, 2020 and incorporated by reference as Exhibit 2.1 hereto, as amended by Amendment No. 1 thereto, a copy of which is filed as Exhibit 2.2 to Form 8-K filed by Broadway Financial Corporation on January 14, 2021 and incorporated by reference as Exhibit 2.2 hereto.

Item 5.01          Changes in Control of Registrant.

Pursuant to the Merger Agreement, at the Effective Time of the Merger, individuals who were previously directors of CFBanc became a majority of the board of directors of the Surviving Entity, which change in board membership may be deemed to constitute a change in control of Broadway.

The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          Departure of Principal Executive Officer and Resignation of Directors

At the Effective Time of the Merger, and in accordance with the Merger Agreement, Wayne-Kent A. Bradshaw retired from his position as President, Chief Executive Officer of Broadway.  In addition, Daniel A. Medina, Virgil Roberts, and Erin Selleck resigned from their positions as  directors of Broadway as contemplated by the Merger Agreement.

(c)          Appointment of New Principal Executive Officer

At the Effective Time of the Merger, and in accordance with the Merger Agreement, Brian E. Argrett, 57, became Chief Executive Officer and Vice Chairman of the Board of Directors of the Surviving Entity.  Mr. Argrett served as President and Chief Executive Officer of CFBanc since 2011.  Formerly, Mr. Argrett was founder and managing partner of both Fulcrum Capital Group, an investment manager, and Fulcrum Capital Partners, L.P., an institutionally-backed private equity limited partnership. He also served as President, Chief Executive Officer, and director of Fulcrum Venture Capital Corporation, a federally licensed and regulated Small Business Investment Company. Prior to joining the Fulcrum entities, Mr. Argrett was an attorney with the real estate law firm of Pircher, Nichols & Meeks in Los Angeles, California. Mr. Argrett has served as chair, been a member, or held observer rights on numerous Fulcrum portfolio company boards, as well as having served on the boards of directors of other financial industry companies. Mr. Argrett was a presidential appointee to the Community Development Advisory Board under the Obama administration. Mr. Argrett has held leadership positions at the National Association of Investment Companies and the National Conference for Community and Justice and has been an elder at the Knox Presbyterian Church. Currently, Mr. Argrett serves as Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Atlanta, where he previously served as the Chair of its Enterprise Risk and Operations Committee, as well as being a member of its Finance Committee and its Audit and Compliance Committee. He also serves as Chairman of the board of directors of City First Enterprises (“CFEnterprises”), which is the bank holding company of CFBanc. Mr. Argrett is the past Chairman and continues to serve on the board of directors of the Community Development Bankers Association, serves as a member of the Global Alliance on Banking on Values, and is a member of the Steering Committee of the Expanding Black Business Credit Initiative. Mr. Argrett is also a member of The Economic Club of Washington, D.C., the Federal City Council, and the Leadership Greater Washington Class of 2014. In addition, Mr. Argrett is a 2014 recipient of the Washington Business Journal Minority Business Leader Award. Mr. Argrett holds J.D. and M.B.A. degrees from the University of California, Berkeley, and a bachelor’s degree from the McIntire School of Commerce at the University of Virginia. Mr. Argrett will be President and Chief Executive Officer of the combined company.

(d)          Appointment of New Directors

At the Effective Time of the Merger, and in accordance with the Merger Agreement, Wayne-Kent A. Bradshaw became Chairman of the Board, and Brian E. Argrett, Marie C. Johns, William A. Longbrake, Mary Ann Donovan, and David J. McGrady were appointed as Directors of the Surviving Entity  Ms. Johns has been appointed as the Lead Independent Director of the Surviving Entity, as Chairperson of the Corporate Governance Committee, and as a member of the Audit Committee.  Ms. Donovan has been appointed as a member of the Corporate Governance Committee and of the Audit Committee.  Mr. Longbrake has been appointed as Chairperson of the Audit Committee and as a member of the Compensation and Benefits Committee.  Mr. McGrady has been appointed as a member of the Compensation and Benefits Committee.

Item 9.01          Financial Statements and Exhibits.

(a)          Financial statements of businesses or funds acquired.

The financial statements of CFBanc required to be provided pursuant to Item 9.01 of Form 8-K will be filed by an amendment to this Current Report on Form 8-K before June 17, 2021.

(b)          Pro forma financial information.

The pro forma financial information required to be provided pursuant to Item 9.01 of Form 8-K will be filed by an amendment to this Current Report on Form 8-K before June 17, 2021.

(d)          Exhibits

2.1
Agreement and Plan of Merger, dated as of August 25, 2020, by and between Broadway Financial Corporation and CFBanc Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K filed by Broadway Financial Corporation on August 26, 2020)

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of January 14, 2021, by and between Broadway Financial Corporation and CFBanc Corporation (incorporated by reference to Exhibit 2.1 to Form 8-K filed by Broadway Financial Corporation on January 14, 2021)

3.1	Amended and Restated Certificate of Incorporation of Broadway Financial Corporation effective as of April 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2021	BROADWAY FINANCIAL CORPORATION

	By:	/s/ Brenda J. Battey
Name: Brenda J. Battey Title: Chief Financial Officer